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                                 EXHIBIT 23.2

                       INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in this Registration Statement of Starbucks Corporation on Form S-8 of our report dated June 8, 1998 appearing in the Company's Current Report on Form 8-K filed July 9, 1998.


Deloitte & Touche LLP
Seattle, Washington
October 1, 1998